UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 27, 2005
                                                      --------------------------

                              Xethanol Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                    000-50154                             84-1169517
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               (Commission File Number)        (IRS Employer Identification No.)

          1185 Avenue of the Americas
               New York, New York                                10036
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

      ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On March 27, 2005, Mark Austin resigned as a member of Xethanol's Board of Directors. Mr. Austin was not a member of any committees of the board of directors and his resignation was not the result of a disagreement with management regarding the operations, policies or practices of Xethanol.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibits are attached to this Current Report on Form 8-K.

Exhibit No.                Description
-----------                -----------

99.1                       Letter dated March 27, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     XETHANOL CORPORATION

Date:  October 6, 2005               By:   /s/ Christopher d'Arnaud-Taylor
                                           -------------------------------------
                                           Christopher d'Arnaud-Taylor
                                           Chairman and Chief Executive Officer